                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: December 3, 1997
(Date of earliest event reported)


                      Commercial Mortgage Acceptance Corp.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                    333-13725                     43-1681393
-------------------------------------------------------------------------------
  (State or Other               (Commission                 (I.R.S. Employer
  Jurisdiction of               File Number)               Identification No.)
  Incorporation





              210 West 10th Street, Kansas City, Missouri 64105
-------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code: (816) 435-5000



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ITEM 5.       OTHER EVENTS.

                  Attached as exhibits to this Current Report are certain property appraisals (the "Property Appraisals") furnished to the Registrant in respect of the Registrant's proposed offering of the Commercial Mortgage Pass-Through Certificates, Series 1997-ML1.

                  The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The offer and sale contemplated by the Prospectus of the Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-13725) (the "Registration Statement"). The Registrant hereby incorporates the Property Appraisals by reference in the Prospectus and the Registration Statement.



ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Item 601(a) of Regulation
            S-K Exhibit No.       Description
      -------------------------   -----------

                  99.1            Appraisal of Boronda Manor Apartments.
                  99.2            Appraisal of The Capri.
                  99.3            Appraisal of Dain Bosworth - Gaviidae Common I & II.
                  99.4            Appraisal of Nobhill Apartments.
                  99.5            Appraisal of Marina Playa Apartments.
                  99.6            Appraisal of Laurel Tree Apartments.
                  99.7            Appraisal of Copley Place.
                  99.8            Appraisal of Circles Phase I, II & III.
                  99.9            Appraisal of Westlake Apartments.
                  99.10           Appraisal of The Elms.



                         2
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                  99.11           Appraisal of Pine Grove Apartments.
                  99.12           Appraisal of Birch Creek Apartments.
                  99.13           Appraisal of One Orlando Center.
                  99.14           Appraisal of Heather Plaza Apartments.
                  99.15           Appraisal of Ritz-Carlton Hotel St. Louis.
                  99.16           Appraisal of Four Seasons Austin Hotel.
                  99.17           Appraisal of Tower 45.
                  99.18           Appraisal of Four Seasons Biltmore Hotel.
                  99.19           Appraisal of Liberty Plaza.
                  99.20           Appraisal of West Point Apartments.
                  99.21           Appraisal of Franklin Mills Mall.
                  99.22           Appraisal of Shilo Inn of Idaho Falls, Idaho.
                  99.23           Appraisal of Shilo Inn of Nampa Boulevard, Idaho.
                  99.24           Appraisal of Shilo Inn of Warrenton, Oregon.
                  99.25           Appraisal of Shilo Inn of Boise, Idaho.
                  99.26           Appraisal of Shilo Inn of Casper, Wyoming.
                  99.27           Appraisal of Shilo Inn of Yuma, Arizona.
                  99.28           Appraisal of Shilo Inn of Oakhurst, California.
                  99.29           Appraisal of Shilo Inn of Delano, California.
                  99.30           Appraisal of Shilo Inn of Pomona, California.
                  99.31           Appraisal of Shilo Inn of Richland, Washington.
                  99.32           Appraisal of Shilo Inn of Spokane, Washington.
                  99.33           Appraisal of Shilo Inn of Dalles, Oregon.
                  99.34           Appraisal of Shilo Inn of Grant's Pass, Oregon.
                  99.35           Appraisal of Shilo Inn of Portland, Oregon.
                  99.36           Appraisal of Shilo Inn of Newport, Oregon.
                  99.37           Appraisal of Shilo Inn of Washington Square, Oregon.
                  99.38           Appraisal of Shilo Inn of Lincoln, Nebraska.
                  99.39           Appraisal of Bi-Lo Center.
                  99.40           Appraisal of One Main Place.
                  99.41           Appraisal of Chicot Crossing.
                  99.42           Appraisal of River Square.
                  99.43           Appraisal of Clanton Marketplace.
                  99.44           Appraisal of Nine Mile Plaza.
                  99.45           Appraisal of Hollywood Video (Franklin, TN).
                  99.46           Appraisal of North Plaza Apartments.
                  99.47           Appraisal of Harding Park Apartments.
                  99.48           Appraisal of 29 North.
                  99.49           Appraisal of 59 West.
                  99.50           Appraisal of Betts Crossing.
                  99.51           Appraisal of Greenbrier Station.
                  99.52           Appraisal of Mandeville Marketplace.
                  99.53           Appraisal of Opp Marketplace.
                  99.54           Appraisal of Parker Center.
                  99.55           Appraisal of Russell Crossing.
                  99.56           Appraisal of The "Y".
                  99.57           Appraisal of Franklin Center.
                  99.58           Appraisal of Brownsville Place.
                  99.59           Appraisal of Delchamps Plaza.
                  99.60           Appraisal of Hollywood Video (Paducah, KY).

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                                       3
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                                        Pursuant to the requirements of the
                                        Securities Exchange Act of 1934, the
                                        Registrant has duly caused this report
                                        to be signed on behalf of the
                                        Registrant by the undersigned thereunto
                                        duly authorized.

                                        COMMERCIAL MORTGAGE ACCEPTANCE CORP.


                                        By: /s/ Leon E. Bergman
                                               ------------------------------
                                          Name: Leon E. Bergman
                                          Title: Executive Vice President

Date:  December 3, 1997


                                       4
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                             EXHIBIT INDEX

      Item 601(a) of Regulation
            S-K Exhibit No.       Description
      -------------------------   -----------

                  99.1            Appraisal of Boronda Manor Apartments.
                  99.2            Appraisal of The Capri.
                  99.3            Appraisal of Dain Bosworth - Gaviidae Common I & II.
                  99.4            Appraisal of Nobhill Apartments.
                  99.5            Appraisal of Marina Playa Apartments.
                  99.6            Appraisal of Laurel Tree Apartments.
                  99.7            Appraisal of Copley Place.
                  99.8            Appraisal of Circles Phase I, II & III.
                  99.9            Appraisal of Westlake Apartments.
                  99.10           Appraisal of The Elms.
                  99.11           Appraisal of Pine Grove Apartments.
                  99.12           Appraisal of Birch Creek Apartments.
                  99.13           Appraisal of One Orlando Center.
                  99.14           Appraisal of Heather Plaza Apartments.
                  99.15           Appraisal of Ritz-Carlton Hotel St. Louis.
                  99.16           Appraisal of Four Seasons Austin Hotel.
                  99.17           Appraisal of Tower 45.
                  99.18           Appraisal of Four Seasons Biltmore Hotel.
                  99.19           Appraisal of Liberty Plaza.
                  99.20           Appraisal of West Point Apartments.
                  99.21           Appraisal of Franklin Mills Mall.
                  99.22           Appraisal of Shilo Inn of Idaho Falls, Idaho.
                  99.23           Appraisal of Shilo Inn of Nampa Boulevard, Idaho.
                  99.24           Appraisal of Shilo Inn of Warrenton, Oregon.
                  99.25           Appraisal of Shilo Inn of Boise, Idaho.
                  99.26           Appraisal of Shilo Inn of Casper, Wyoming.
                  99.27           Appraisal of Shilo Inn of Yuma, Arizona.
                  99.28           Appraisal of Shilo Inn of Oakhurst, California.
                  99.29           Appraisal of Shilo Inn of Delano, California.
                  99.30           Appraisal of Shilo Inn of Pomona, California.
                  99.31           Appraisal of Shilo Inn of Richland, Washington.
                  99.32           Appraisal of Shilo Inn of Spokane, Washington.
                  99.33           Appraisal of Shilo Inn of Dalles, Oregon.
                  99.34           Appraisal of Shilo Inn of Grant's Pass, Oregon.
                  99.35           Appraisal of Shilo Inn of Portland, Oregon.
                  99.36           Appraisal of Shilo Inn of Newport, Oregon.
                  99.37           Appraisal of Shilo Inn of Washington Square, Oregon.
                  99.38           Appraisal of Shilo Inn of Lincoln, Nebraska.
                  99.39           Appraisal of Bi-Lo Center.
                  99.40           Appraisal of One Main Place.
                  99.41           Appraisal of Chicot Crossing.
                  99.42           Appraisal of River Square.
                  99.43           Appraisal of Clanton Marketplace.
                  99.44           Appraisal of Nine Mile Plaza.
                  99.45           Appraisal of Hollywood Video (Franklin, TN).
                  99.46           Appraisal of North Plaza Apartments.
                  99.47           Appraisal of Harding Park Apartments.
                  99.48           Appraisal of 29 North.
                  99.49           Appraisal of 59 West.
                  99.50           Appraisal of Betts Crossing.
                  99.51           Appraisal of Greenbrier Station.
                  99.52           Appraisal of Mandeville Marketplace.
                  99.53           Appraisal of Opp Marketplace.
                  99.54           Appraisal of Parker Center.
                  99.55           Appraisal of Russell Crossing.
                  99.56           Appraisal of The "Y".
                  99.57           Appraisal of Franklin Center.
                  99.58           Appraisal of Brownsville Place.
                  99.59           Appraisal of Delchamps Plaza.
                  99.60           Appraisal of Hollywood Video (Paducah, KY).

                                   5
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